EXHIBIT 10.21

                            MIRAMAR PARK OF COMMERCE

                                 BUSINESS LEASE

       THIS LEASE, entered into this 11 day of September, 19 between Sunbeam Properties, Inc., hereinafter called the Lessor, party of the first part, and SANO Corporation of the County of Broward and State of Florida hereinafter called the Lessee or tenant, party of the second part:

       WITNESSETH, That the said Lessor does this day Lease unto said Lessee, and said Lessee does hereby hire and take as tenant 3270 Corporate Way (the /plus/minus/1.22 acre "Premises" as shown on Exhibit "A" attached) situate in Miramar, Florida, to be used and occupied by the Lessee as vacant land and/or a parking lot and for no other purposes or uses whatsoever without the express written consent of Lessor, said consent not to be unreasonably withheld or delayed, beginning July 1, 1996 and ending May 31, 2006, at and for the rental payable as follows:

       $2,550.00 per month plus State Sales Tax from December 1, 1996 thru May 31, 2006.

No security deposit shall be held under this Lease.

Such payments are in addition to all other payments to be made under this Lease by Lessee, including but not limited to those described in Paragraph 28.

In the event the term of this Lease begins or ends on other than the firm or last day of a month, rent for such month(s) shall be prorated on a per diem basis. In the event that any monthly rental payment due hereunder is not received by Lessor by the fifth (5th) day of any month, said payment shall bear a late charge of ten percent (10%) of the monthly payment which shall be then due and payable.

All payments to be made to the Lessor on the first day of each and every month in advance without demand at the office of Sunbeam Properties, 1401 79th St. Causeway in the City of Miami, Florida 33141 or at such other place and to such other person, as the Lessor may from the time to time designate in writing.

The following express stipulations and conditions are made a part of this Lease and are hereby assented to by the Lessee:

       FIRST: The Lessee shall not assign this Lease, nor sub-let the Premises, or any part thereof nor use the same, or any part thereof, nor permit the same, or any part thereof, to be used for any other purpose than as above stipulated, nor make any alterations therein, and all additions thereto, without the written consent of the Lessor, said consent not to be unreasonably withheld or delayed, and all additions, fixtures, or improvements which may be made by Lessee shall become the property of the Lessor and remain upon the Premises as a part thereof, and be surrendered with the Premises at the termination of this Lease.

       SECOND: All personal property placed or moved onto the Promises above described shall be at the risk of the Lessee or owner thereof, and Lessor shall not be liable for any damage to said personal property unless caused by Lessor's negligence or misconduct.

       THIRD: That the Lessee shall promptly execute and comply with all statutes, ordinances, rules, orders, regulations and requirements of the Federal, State and City Government and of any and all their Departments and Bureaus applicable to said Premises, for the correction. prevention, and abatement of nuisances or other grievances, in, upon, or connected with said Premises during said term.

       FOURTH: In the event the Premises shall be destroyed or so damaged or injured by fire or other casualty during the life of this agreement, whereby the same shall be rendered untenantable, then the Lessor shall have the right to render said Premises tenantable by repairs within 180 days therefrom. If said Premises are not rendered tenantable within said time, it shall be optional with either party hereto to cancel this Lease, and in the event of such cancellation the rent shall be paid only to the date of such fire or casualty. The cancellation herein mentioned shall be evidenced in writing. Rent and Lessee's Proportionate Share of Expenses (pursuant to Paragraph 28) shall be abated on a per diem basis during any such period of untenability.

       FIFTH: The prompt payment of the rent for said Premises upon the dates named, and the faithful observance of the rules and regulations printed upon this Lease, and which are hereby made a part of this covenant, and of such other and further rules or regulations as may be hereafter made by the Lessor, are the conditions, upon which the Lease is made and accepted and any failure on the part of the Lessee to comply with the terms of said Lease, or any of said rules and regulations now in existence, or which may be hereafter prescribed by the Lessor, shall at the option of the Lessor, work a forfeiture of this contract, and all of the rights of the Lessee hereunder, and thereupon the Lessor, his agents or attorneys, shall have the right to enter said Premises, and remove all persons therefrom forcibly or otherwise, and the Losses thereby expressly waives any and all notice required by law to terminate tenancy, and also waives any and all legal proceedings to recover possession of said Promises, and expressly agrees that in the event of a violation of any of the terms of this Lease, or of said rules and regulations, now in existence, or which may hereafter be made, said Lessor. his agent or attorneys, may

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Immediately re-enter said Premises and dispossess Lessee without legal notice or the institution of any legal proceedings whatsoever.

       SIXTH: If the Lessee shall abandon said Premises before the end of the term of this Lease, or shall suffer the rent to be in arrears, the Lessor may. at his option, forthwith cancel this Lease or he may enter said Promises as the agent of the Lessee, by force or otherwise, Without being liable in any way therefor, and relet the Premises with or without any furniture that may be therein, as the agent of the Lessee, at such price and upon such terms and for such duration of time as the Lessor may determine, and receive the rent therefor, applying the same to the payment of the rent due by these presents, and if the full rental herein provided shall not be realized by Lessor over and above the expenses to Lessor in such re-letting, the said Lessee shall pay any deficiency, and if more than the full rental is realized Lessor will pay over to said Lessee the excess of demand.

       SEVENTH: Lessee agrees to pay the cost of collection and ten percent attorney's fee on any part of said rental that may be collected by suit or by attorney, after the same is past due. In the event of any litigation arising out of this Lease, the prevailing party shall receive reasonable attorney's fees.

       EIGHTH: The Lessee agrees that he will pay all charges for rent, gas, electricity or other illumination, and for all water used on said Premises, and should said charges for rent, light or water herein provided for at any time remain due and unpaid for the space of five days after the same shall have become due, the Lessor may at its option consider the said Lessee tenant at sufferance and immediately re-enter upon said Premises and the entire rent for the rental period then next ensuing shall at once be due and payable and may forthwith be collected by distress or otherwise.

       NINTH: The said Lessee hereby pledges and assigns to the Lessor all the furniture, fixtures, goods, and chattels of said Lessee, which shall or may be brought or put on said Promises as security for the payment of the rent herein reserved, and the Lessee agrees that the said lien may be enforced by distress foreclosure or otherwise at the election of the said Lessor, and does hereby agree to pay attorney's fees of ten percent of the amount so collected or found to be due, together with all costs and charges therefore incurred or paid by Lessor. Notwithstanding anything to the contrary contained herein, Lessor's aforedescribed lien shall be subordinate to the lien(s) of any lenders or mortgagees of Lessee.

       TENTH: [INTENTIONALLY DELETED]

       ELEVENTH: The Lessor, or any of his agents, shall have the right to enter said Premises during all reasonable hours, to examine the same to make such repairs, additions or alterations as may be deemed necessary for the safety, comfort, or preservation thereof, or to exhibit said Premises, and to put or keep thereof a notice "FOR RENT" at any time within thirty (30) days before the expiration of this Lease. The right of entry shall likewise exist for the purpose of removing placards, signs, fixtures, alterations, or additions, which do not conform to this agreement.

       TWELFTH: Lessee hereby accepts the Premises in the condition they are in at the beginning of this Lease and agrees to make good to said Lessor immediately upon demand, any damage to water apparatus, or electric lights, or any fixtures, appliances or appurtenances of said caused by any act or neglect of Lessee, or of any person or persons in the employ or under the control of the Lessee.

       THIRTEENTH: (a) It is expressly agreed and understood by and between the parties to this agreement, that the landlord shall not be liable for any damage or injury by water, which may be sustained by the said tenant or other person or for any other damage or injury resulting from the carelessness, negligence, or improper conduct on the part of any other tenant or agents, or employees, or by reason of the breakage, leakage, or obstruction of the water, sewer or soil pipes, or other leakage in or about the said Premises.

                   (b) Except for Lessor's negligence or intentional acts and except as may be specifically provided elsewhere in this Lease, Lessor shall not be liable for any damage or injury to any person or property whether it be to the person or property of the Lessee, its employees, agents, invitees, licensees or guests by reason of Lessee's occupancy of the Premises or because of fire, flood, windstorm, water, acts of God or third parties or for any other reason beyond the control of Lessor. Lessee agrees to indemnity and save harmless Lessor from and against any and all loss, damage, claim demand, liability or expense, including reasonable attorney's fees at trial and upon appeal, by reason of damage to person or property which may arise or be claimed to have arisen as a result of Lessee's occupancy or use of the Premises by Lessee, its employees, agents, invitees, licensees or guests, or in connection therewith, or in any way arising on account of any injury or damage caused to any person or property on or in the Premises.

       FOURTEENTH: If the Lessee shall become insolvent or if bankruptcy proceedings shall be begun by or against the Lessee, before the end of said term the Lessor is hereby irrevocably authorized at its option, to forthwith cancel this Lease, as for a default. Lessor may elect to accept rent from such receiver, trustee, or other judicial officer during the term of their occupancy in their fiduciary capacity without effecting Lessor's rights as contained in this contract, but no receiver, trustee or other judicial officer shall ever have any right, title or interest in or to the above described property by virtue of this contract.

       FIFTEENTH: Lessee hereby waives and renounces for himself and family any and all homestead and exemption rights he may have now or hereafter, under or by virtue of the constitution and laws of the State of Florida, or of any other State, or of the United States, as against the payment of said rental or any portion hereof, or any other obligation or damage that may accrue under the terms of this agreement.

       SIXTEENTH: This contract shall bind the Lessor and its assigns or successors, and the heirs, assigns. administrators, legal representatives, executors or successors as the case may be, of the

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Lessee.

       SEVENTEENTH: It is understood and agreed between the parties hereto that time is of the essence of this contract and this applies to all terms and conditions contained heroin.

       EIGHTEENTH: It is understood and agreed between the parties hereto that written notice mailed or delivered to the Premises Leased hereunder shall constitute sufficient notice to the Lessee and written notice mailed or delivered to the office of the Lessor shall constitute sufficient notice to the Lessor, to comply with the terms of this contract.

       NINETEENTH: The rights of the Lessor under the foregoing shall be cumulative, and failure on the part of the Lessor to exercise promptly any rights given hereunder shall not operate to forfeit any of the said rights.

       TWENTIETH: It is further understood and agreed between the parties hereto that any charges against the Lessee by the Lessor for services or for work done on the Premises by order of the Lessee or otherwise accruing under this contract shall be considered as rent due and shall be included in any lien for rent due and unpaid.

       TWENTY-FIRST: It is hereby understood and agreed that any signs or advertising to be used, including awnings, in connection with the Premises Leased hereunder shall be first submitted to the Lessor for approval before installation of same.

       TWENTY-SECOND: All personal property placed or moved in the Premises and tenant improvements to the Premises shall be at the risk of Lessee or the owner thereof, and Lessor shall not be liable to Lessee for damages to same unless caused by or due to gross negligence of Lessor, Lessor's agents or employees. Lessee agrees to obtain liability insurance containing a single limit of not less than $500,000.00 for both property and bodily injury, at its own cost. Lessee consents to provide Lessor with a Certificate of Insurance, as above described, naming Lessor as additional insured and favoring the Lessor with a thirty (30) day notice of cancellation.

       TWENTY-THIRD: [INTENTIONALLY DELETED]

       TWENTY-FOURTH: Lessee represents and warrants that no broker is due a commission, fee or other sum which is now or in the future may be due and payable with regard to leasing, acquisition or other such matters related to the Demised Premises. Lessor and Lessee agree to indemnify and hold each other harmless from any and all liability for the payment of any such commission, fee or other sum.

       TWENTY-FIFTH: Lessor agrees to maintain the landscaping, irrigation system, lighting, loading areas, parking areas, sidewalks and driveways, and to keep the Premises reasonably clean of debris and to provide proper supervision and security of as necessary. Lessee agrees to pay in addition to the rent set forth herein, Lessee's Proportionate Share of such costs (which costs include a management fee of five percent (5%)).

       TWENTY-SIXTH: Lessor shall pay all taxes, assessments and levies charged or assessed by any governmental authority, (hereinafter collectively referred to as Taxes) upon the Premises and shall cause all-risk insurance to be maintained thereon in amounts not to exceed the full replacement cost of the improvements constructed on the Premises. Lessee agrees to pay as additional rent, without relief from valuation or appraisement laws, Lessee's Proportionate Share of any such taxes and of any premiums payable in respect of public liability insurance and rental insurance maintained by or for the Lessor in respect of the Premises.

       TWENTY-SEVENTH: Lessee recognizes that the Premises are subject to that certain Declaration of Protective Covenants and Restrictions for Miramar Park of Commerce. Under the Declaration, Sunbeam Properties, Inc. currently enforces the Declaration and operates and maintains the Common Area referred to therein. The Lessee agrees to pay on behalf of Lessor any and all maintenance or other assessments imposed by Sunbeam Properties, Inc. (or its successor, on the Lessor as owner of the Premises as provided in the Declaration.

       TWENTY-EIGHTH: Lessee shall pay $230.00 per month plus State Sales Tax as an estimate of the expenses described in Paragraphs 25, 26 and 27. Said payment is in addition to all other sums to be paid by Lessee including but not limited to rent. On an annual basis, Lessor shall notify Lessee what the actual expenses were over the previous calendar year and within ten (10) days Of such notice, Lessee shall pay (or receive a reimbursement) for the difference, if any, plus State Sales Tax, between what Lessee paid as an estimate and the actual expenses. Lessee's share for a partial calendar year at the beginning or and of the term of this Lease shall be prorated on a per diem basis. In the event that Lessor adjusts its estimate of the expenses described in Paragraphs 25, 26 and 27 to more accurately reflect the actual expenses incurred, Lessee's monthly estimated shall be appropriately adjusted. Lessee acknowledges that the expenses described in this Paragraph will increase if the Parking Lot described in paragraph 47 is constructed.

       TWENTY-NINTH: (a) It the whole or any substantial part of the Premises should be taken for any public or quasi-public use under governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof and the taking would prevent or materially interfere with the use of the Premises for the purpose of which they are then being used, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective when the physical taking shall occur.

                     (b) If part of the Premises shall be taken for any public or quasi-public. use under any governmental law, ordinance or regulation, or by right of eminent domain, or by private purchase in lieu thereof, and this Lease is not terminated as provided in the Subparagraph above, this

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Lease shall not terminate but the rent payable hereunder during the unexpired portion of this Lease shall be reduced to such extent as may be fair and reasonable under all of the circumstances and Lessor shall undertake to restore the Premises to a condition suitable for the Lessee's use, as near to the condition thereof immediately prior to such taking as is a reasonably feasible under all the circumstances.

                     (c) In the event of any such taking or private purchase in lieu thereof, Lessor and Lessee shall each be entitled to receive and retain such separate awards and/or portion of lump sum awards as may be allocated to their respective interest in any condemnation proceedings; provided that Lessee shall not be entitled to receive any award for Lessee's loss of its Leasehold interest, the right to such award being hereby assigned by Lessee to Lessor.

       THIRTIETH: Should Lessee hold over and remain in possession of the Premises at the expiration of any term hereby created, Lessee shall, by virtue of this paragraph become a Lessee by the month at twice the Rent per month of the last monthly installment of Rent above provided to be paid, which said monthly tenancy shall be subject to all the conditions and covenants of this Lease as through the same had been a monthly tenancy instead of a tenancy as provided herein, and Lessee shall give to Lessor at least thirty (30) days' written notice of any intention to remove from the Premises, and shall be entitled to ten (10) days' notice from Lessor in the event Lessor desires possession of the Premises; provided, however, that said Lessee by the month shall not be entitled to ten (10) days' notice in the event the said Rent is not paid in advance without demand, the usual ten (10) days' written notice being hereby expressly waived.

       THIRTY-FIRST: [INTENTIONALLY DELETED]

       THIRTY-SECOND: [INTENTIONALLY DELETED]

       THIRTY-THIRD: Lessee, its successors and assigns shall comply with the Hazardous Materials Standard for the Miramar Park of Commerce attached hereto as Exhibit "B".

       THIRTY-FOURTH: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information may be obtained from your county public health unit.

       THIRTY-FIFTH: FORCE MAJEURE. In any case, where either party hereto is required to do any act, except the payment of rent or other money, the term for the performance thereof shall be extended by a period equal to any delay caused by or resulting from acts of God, the elements, weather, war, civil commotion, fire or other casualty, strikes, lockouts, labor disturbances, inability to procure labor or materials, failure of power, government regulations or other causes beyond such party's reasonable control, whether such time be designated by a fixed date, a fixed time or a "reasonable time".

       THIRTY-SIXTH: ALTERATIONS. Lessee shall not make any alterations, additions or improvements to the Premises (including, without limitation, roof and wall penetrations) without the prior written approval of Lessor of the plans and specifications for said alterations, which approval shall not be unreasonably withheld or delayed by Lessor. All work shall be performed by a contractor or contractors who shall be reasonably approved in writing by Lessor. All work shall be performed in accordance with said approved plans and specifications; any material deviations therefrom must first be approved in writing by Lessor. Lessee may, without the consent of Lessor, but at its own cost and expense and in good workmanlike manner erect such shelves bins, machinery and other trade fixtures as it may deem advisable, without altering the basic character of the building or improvements and without overloading such building or improvements, and in each case after complying with all applicable governmental laws, ordinances, regulations and other requirements. All alterations, additions, improvements and partitions erected by Lessee shall be and remain the property of Lessee during the term of this Lease and shall become the property of Lessor as of the date of termination of this Lease, or upon earlier vacating of the Premises, and the title shall pass to lessor under this Lease as by a bill of sale. All shelves, bins, machinery and trade fixtures installed by Lessee may be removed by the lessee prior to the termination of this Lease, if the Lessee so elects, and shall be removed by the date of termination of this Lease or upon earlier vacating of the Premises if required by lessor, upon any such removal Lessee shall restore the Premises to a good and tenantable condition. All such removals and restoration shall to accomplished in a good workmanlike manner so as not to damage the primary structure, roof or structural qualities of the building and other improvements within which the Premises are situated. If Lessor shall consent to any alterations, additions or improvements proposed by Lessee, Lessee shall construct and maintain the same to comply with all then existing governmental laws, ordinances, rules and regulations. Prior to commencing any work or installing any equipment in excess of $5,000.00 in, on or about the Premises, Building or Property, Lessee shall:

                 (1) NOTICE OF COMMENCEMENT. File a Notice of Commencement with Broward County and provide Lessor with a copy of same;

                 (2) SUBCONTRACTORS. Enter into a contract with its contractor and/or other persons who will do the work and install the equipment referred to, which contract will provide, among other things, that said work shall be done an equipment installed in a good workmanlike manner in accordance with the plans and specifications previously approved and consents, authorizations, and licenses previously obtained and which contract shall provide that the contractor, subcontractor, or other person referred to above will look solely to Lessee for payment and will hold Lessor and the premises free from all liens and claims of all persons furnishing labor or materials therefor, and will also provide that similar waivers of the rights to file liens shall be obtained from any and all said contractors or materialmen. A copy of said contract, together with a duly executed waiver of the right to file liens executed by the contractor, subcontractor or other persons referred above, shall be furnished to Lessor as a condition of Lessor approving such alterations or installations.

                 (3) INDEMNIFICATION. Indemnify and save Lessor harmless against any and all bills for labor performed and equipment, mixture, and materials furnished to Lessee in connection with said

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work as aforesaid and against any and all liens, bills or claims therefore or against the premises and from and against all loss, damages, costs, expenses, suits, claims, and demands related to such work.

                 (4) INSURANCE. Lessee and/or all contractors which Lessee employs shall procure and maintain at Lessee's and/or Lessee's contractors' own cost and expense insurance against claims under Workman Compensation Acts with limits of $100,000.00 for Employers Liability Insurance.

                 (5) INSPECTIONS. Lessor shall have the right to place its supervisory personnel or representatives on the job during the course of construction, at Lessor's expense, for the purpose of making inspections and insuring that Lessee and Lessee's contractors, suppliers, and materialmen comply with these conditions.

                 (6) ADDITIONAL SECURITY. As a condition of Lessor approving Lessee's aterations, Lessee maybe required to post additional security with Lessor. The amount and type of security shall be reasonably determined by Lessor based upon Lessor's review of the financial condition of the Lessee at the time it submits its plans and specifications. Lessor shall release such additional security upon Lessee completing the alterations and supplying releases of liens and a Certificate of Completion or a Certificate of Occupancy (whichever is more appropriate) from the City of Miramar.

                 (7) Lessee's alterations shall be limited to the office portion of the Premises until the Cancellation Option described in Paragraph 43 of this Lease has either expired or has been waived in writing by Lessee. Until such time, no alterations may be made by the Lessee to any other portion of the Premises.

                 THIRTY-SEVENTH: [INTENTIONALLY DELETED]

                 THIRTY-EIGHTH: (a) FIRST RENEWAL OPTION. Provided that there are no defaults under this Lease at the time that the option herein set forth is exercised by Lessee, this Lease may be renewed or extended for one (1) additional term of five (5) years by Lessee given written notice to Lessor of its intent to renew not less that six (6) months prior to the expiration of the then current term. All conditions and covenants of the Lease shall continue in full force and effect during such additional term except that the monthly rent described in the Witnesseth Paragraph on page 1 shall be as follows:

$3.300.00 per month plus State Sales Tax from June 1, 2006 thru May 31, 2011

                 (b) SECOND RENEWAL OPTION. Provided that there are no defaults under this Lease at the time that the Second Renewal Option herein set forth is exercised by Lessee, this Lease may be renewed or extended for one (1) additional term of five (5) years by Losses given written notice to Lessor of its intent to renew not less that six (6) months prior to the expiration of the First Renewal Option term. All conditions and covenants of the Lease shall continue in full force and effect during such additional term except that the monthly rent described in the Witnesseth Paragraph an page 1 shall be as follows:

$3,900.00 per month plus State Sales Tax from June 1, 2011 thru May 31, 2016.

                 (c) THIRD RENEWAL OPTION. Provided that there are no defaults under this Lease at the time that the option herein set forth is exercised by Lessee, this Lease may be renewed or extended for one (1) additional term of five (5) years by Lessee giving written notice to Lessor of its interest to renew not less than six (6) months prior to the expiration of the then current term. All conditions and covenants of the Lease shall continue in full force and effect during such additional term except that the monthly rent described in the Witnesseth Paragraph on page 1 of the Lease shall be the then prevailing market rate for similar premises. Notwithstanding anything to the contrary contained hereinabove, in the event Lessee and Lessor do not mutually execute a Lease Renewal within ninety (90) days of the expiration of the then current term of this Lease, Lessee's renewal option as described herein shall be null and void.

                 (d) FOURTH RENEWAL OPTION. Provided that there are no defaults under this Lease at the time that the option herein set forth is exercised by Lessee, this Lease may be renewed or extended for one (1) additional term of five (5) years by Lessee giving written notice to Lessor of its interest to renew not less than six (6) months prior to the expiration of the then current term. All conditions and covenants of the Lease shall continue in full force and effect during such additional term except that the monthly rent described in the Witnesseth Paragraph on page 1 of the Lease shall be the then prevailing market rate for similar premises. Notwithstanding anything to the contrary contained herainabove, in the event Lessee and Lessor do not mutually execute a Lease Renewal within ninety (90) days of the expiration of the then current term of this Lease, Lessee's renewal option as described herein shall be null and void.

                 (e) CO-RENEWAL REQUIREMENT. Notwithstanding anything to the contrary contained herein, Lessor's execution of any option to renew this Lease shall only be valid if it simultaneously executes both

                           (1) the option for the concurrent renewal term under
the lease for 3251 Corporate Way between Sano Corporation and Sunbeam Properties, Inc.; and

                           (2) the option for the concurrent renewal under the
lease for 3250 Commerce Parkway between Sano Corporation and Sunbeam Properties, Inc.

       THIRTY-NINTH: [INTENTIONALLY DELETED]

       FORTIETH: [INTENTIONALLY DELETED]

       FORTY-FIRST: [INTENTIONALLY DELETED]

       FORTY-SECOND: [INTENTIONALLY DELETED]

       FORTY-THIRD: INTENTIONALLY DELETED]

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       FORTY-SECOND: [INTENTIONALLY DELETED]

       FORTY-THIRD: [INTENTIONALLY DELETED]

       FORTY-FOURTH: [INTENTIONALLY DELETED]

       FORTY-FIFTH: [INTENTIONALLY DELETED]

       FORTY-SIXTH: [INTENTIONALLY DELETED]

       FORTY-SEVENTH: PARKING LOT IMPROVEMENTS. (a) Either Lessee or Lessor may construct the parking lot generally shown on Exhibit "B" attached hereto. The final plans for said parking lot shall be mutually approved in writing by Lessee and Lessor prior to the commencement of any construction.

                 (b) If Lessee delivers a written request to construct the parking lot to Lessor prior to December 31, 1996, Lessor shall dilligently pursue having said parking approved by the applicable governmental authorities and constructing same. It is anticipated that the construction of the parking lot will take 6-8 weeks after governmental approvals and permits received. Prior to the commencement of construction Lessee shall pay the agreed to construction costs (said costs shall include permitting and related professional fees) into an interest bearing escrow account prior to the commencement of construction. Upon Lessor's completion of the parking lot as evidenced by a Certificate of Completion said escrow funds shall be released to Lessor. The rent described in the Witnesseth paragraph on page 1 of this Lease and Paragraphs 38(a) and 38(b) shall not be adjusted.

                 (c) In the event Lessee makes a request for Lessor to build the Parking Lot after December 31, 1996, Lessee and Lessor agree to negotiate in good faith to determine an equitable adjustment to this Lease to reflect the cost of the construction and the remaining Lease Term. Such adjustments shall be agreed to in writing by both parties.

                 (d) In the event the parking lot is never built or Lessee builds the parking lot, the rents in this Lease shall not be adjusted.

       IN WITNESS WHEREOF, the parties hereto have hereunto executed this instrument for the purpose herein expressed, the day and year above written.

       Signed, sealed and delivered in the presence of:

                                        LESSOR: SUNBEAM PROPERTIES, INC.

/s/ MARIDEE BELL                        by: /s/ ANDREW L. ANSIN, V.P.
-------------------------------             ------------------------------------
    Witness Sign Name                           Andrew L. Ansin/Vice President

/s/ MARIDEE BELL                                       9/16/96
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    Witness Print Name                  Date

/s/ NANCY KWOK
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    Witness Sign Name

/s/ NANCY KWOK
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    Witness Print Name
                                        LESSOR: SANO CORPORATION


/s/ SUZANNE GRILLO                      by: /s/ REGINALD HARDY
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    Witness Sign Name                           Reginald Hardy/President

/s/ SUZANNE GRILLO                                September 11, 1996
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    Witness Print Name                  Date

/s/ LESLEY-ANN LAWRENCE
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    Witness Sign Name

/s/ LESLEY-ANN LAWRENCE
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    Witness Print Name